Exhibit 99.2
The relief described hereinbelow is SO ORDERED. Signed May 20, 2009.

/s/ Ronald B. King
Ronald B. King
United States Chief Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

In re: TXCO RESOURCES INC., et al., Debtors.	§ § § § § §	CHAPTER 11 CASE CASE NO. 09-51807 Jointly Administered

INTERIM ORDER ON MOTION FOR ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 ESTABLISHING NOTIFICATION AND HEARING PROCEDURES

FOR TRADING IN EQUITY SECURITIES

Come on for consideration the Debtors’ Motion for Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (the “Motion”1).  The Court finds that (i) it has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. §§ 157 and 1334; (ii) this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); (iii) the relief requested in the Motion is in the best interests of the Debtors, their estates and their creditors; (iv) proper and adequate notice of the Motion has been given and that no other or further notice is necessary; (v) all objections to the Motion have been resolved by this

1 Capitalized terms unless otherwise defined herein shall have the same meaning as ascribed to them in the Motion.

Order or are overruled in their entirety; (vi) the relief provided for herein is necessary to prevent immediate and irreparable injury to Debtors and Debtors’ Estates; and (vii) upon the record herein after due deliberation thereon good and sufficient cause exists for the granting of the relief as set forth herein.

IT IS THEREFORE ORDERED that the Motion is hereby granted on an interim basis;

IT IS FURTHER ORDERED that any purchase, sale, or other transfer of equity securities in the Debtors on and after the Petition Date in violation of the procedures set forth herein (including the notice requirements set forth below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code sections 105(a) and 362;

IT IS FURTHER ORDERED that the following procedure shall apply to trading in equity securities of TXCO Resources Inc.:
(a)           Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status in the form attached hereto as Exhibit 1, on or before the later of (A) 25 days after the date of entry of this Order or (B) ten days after becoming a Substantial Shareholder.

(b)           Prior to effectuating any transfer of TXCO Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of TXCO Stock beneficially owned by a Substantial Shareholder or would result in a person’s or entity’s becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, of the intended transfer of equity securities in the form attached hereto as Exhibit 2.

(c)           Prior to effectuating any transfer of TXCO Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of TXCO Stock beneficially owned by a Substantial Shareholder or would result in a person or entity’s ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice in the form attached hereto as Exhibit 3, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

(d)           The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of TXCO Stock described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each with an additional 20-day waiting period.

(e)           For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,730,000 shares (representing approximately 4.50% of all issued and outstanding shares) of TXCO Stock, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

IT IS FURTHER ORDERED that the Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order;

IT IS FURTHER ORDERED that the Debtors shall serve a Notice of Order setting forth the procedures authorized herein substantially in the form attached hereto as Exhibit 4 on (a) the United States Trustee for the Western District of Texas; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney’s Office for Western District of Texas; (e) counsel to the Debtors’ proposed postpetition lenders; (f) counsel to the Debtors’ prepetition lenders; (g) any parties who have filed a notice of appearance prior to the date of service of this Order; (h) the parties on the Debtors’ consolidated list of thirty largest unsecured creditors; (i) those entities who the Debtors currently believe to constitute Substantial Shareholders and (j) the transfer agents for any class of TXCO Stock;

IT IS FURTHER ORDERED that the Debtors will also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission;

IT IS FURTHER ORDERED that no further notice of this Order need be served by the Debtors;

IT IS FURTHER ORDERED that any transfer agent for any TXCO Stock is required to send the Notice of Order to all holders of such stock in excess of 1,730,000 shares registered with such transfer agent; provided, however, that, if any transfer agent provides the Debtors, through their counsel, Cox Smith Matthews Incorporated, Attn:  Allison Seifert, 112 E. Pecan Street, Suite 1800, San Antonio, Texas 78205, Fax (210) 226-8395,  with the name and addresses of all holders of such stock, the Debtors would be required to deliver the Notice of Order to such holders;

IT IS FURTHER ORDERED that any such registered holder would be required, in turn, to provide such Notice of Order to any holder for whose account such registered holder holds such stock in excess of 1,730,000 shares, and so on down the chain of ownership;

IT IS FURTHER ORDERED that any person, entity, broker or agent acting on their behalf who sells 1,730,000 shares of TXCO Stock (or an option with respect thereto) to another person or entity would be required to provide a copy of the Notice of Order to such purchaser or any broker or agent acting on their behalf, to the extent reasonably feasible;

IT IS FURTHER ORDERED that the requirements set forth in this Order are in addition to all applicable securities, corporate and other laws, and do not excuse compliance therewith;

IT IS FURTHER ORDERED that this Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order;

IT IS FURTHER ORDERED that the relief provided in this Order is granted on an interim basis. Any objection to this relief being granted on a final basis must be in writing and both filed with the Court and served upon counsel for the Debtors so as to be actually received no later than June 8, 2009; and

IT IS FURTHER ORDERED that if no objections are timely filed and actually received as set forth herein, or if all timely filed and actually received objections are withdrawn or overruled, this Order shall automatically become final and non-appealable without further order of this Court.

# # #

Deborah D. Williamson
State Bar No. 21617500
Patrick L. Huffstickler
State Bar No. 10199250
Lindsey D. Graham
State Bar No. 24055412
Cox Smith Matthews Incorporated
112 East Pecan Street, Suite 1800
San Antonio, Texas 78205
(210) 554-5500
(210) 226-8395 (Fax)
PROPOSED ATTORNEYS FOR DEBTORS
AND DEBTORS-IN-POSSESSION

EXHIBIT 1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

In re: TXCO RESOURCES INC., et al., Debtors.	§ § § § § §	CHAPTER 11 CASE CASE NO. 09-51807 Jointly Administered

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

PLEASE TAKE NOTICE that [Name of Shareholder:_____________________] (“Shareholder”) is/has become a Substantial Shareholder2 with respect to the common stock (including any options with respect thereto) (the “Common Stock”) of TXCO Resources Inc.. (“TXCO”), a debtor and debtor-in-possession in Case No. 09-51807 pending in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division.

PLEASE TAKE FURTHER NOTICE that, as of [Date ], Shareholder beneficially owns [_________] shares of the Common Stock of TXCO. The following table sets forth the date(s) on which Shareholder acquired or otherwise became the beneficial owner of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page if necessary)
PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Shareholder hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2 For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,730,000 shares (representing approximately 4.50% of all issued and outstanding shares) of the common stock of TXCO Resources Inc., (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order on Motion for Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. ___), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 615 East Houston Street, Room 137, San Antonio, TX 78205, and (b) served upon proposed counsel to the Debtors, (i) Cox Smith Matthews Incorporated, Attn: Allison Seifert, 112 E. Pecan Street,

Suite 1800, San Antonio Texas  78205, Fax: (210) 226-8395 and (ii) Fulbright & Jaworski,

Attn: Courtney S. Marcus, 2200 Ross Avenue, Suite 2800, Dallas Texas  75201,

Fax: (214) 855-8200.

Date: _______________

Respectfully submitted,

(Name of Shareholder)
By:
Name:
Title:
Address:
Telephone:
Facsimile:
Email:

EXHIBIT 2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

In re: TXCO RESOURCES INC., et al., Debtors.	§ § § § § §	CHAPTER 11 CASE CASE NO. 09-51807 Jointly Administered

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE that [Name of Prospective Acquirer:____________________] (“Prospective Acquirer”) hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of the common stock (the “Common Stock”) of TXCO Resource Inc. (“TXCO”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Date(s) ], Prospective Acquirer filed a Notice of Status as a Substantial Shareholder3 with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the “Court”) and served copies thereof on the Debtors' counsel.

PLEASE TAKE FURTHER NOTICE that Prospective Acquirer currently beneficially owns [____________] shares of the Common Stock of TXCO.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, Prospective Acquirer proposes to purchase, acquire, or otherwise accumulate [______________] shares of Common Stock or an option with respect to [_______________] shares of Common Stock. If the Proposed Transfer is permitted to occur, Prospective Acquirer will beneficially own [_______________] shares of Common Stock after the transfer (including any options with respect to any Common Stock).

3 For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,730,000 shares (representing approximately 4.50% of all issued and outstanding shares) of the common stock of TXCO Resources Inc., (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Prospective Acquirer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order on Motion for Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. ___), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 615 East Houston Street, Room 137, San Antonio, TX 78205, and (b) served upon proposed counsel to the Debtors, (i) Cox Smith Matthews Incorporated, Attn: Allison Seifert, 112 E. Pecan Street, Suite 1800, San Antonio Texas  78205, Fax: (210) 226-8395 and (ii) Fulbright & Jaworski,

Attn: Courtney S. Marcus, 2200 Ross Avenue, Suite 2800, Dallas Texas  75201,

Fax: (214) 855-8200.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by Prospective Acquirer that may result in Prospective Acquirer purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date: _______________

Respectfully submitted,

(Name of Prospective Acquirer)
By:
Name:
Title:
Address:
Telephone:
Facsimile:
Email:

EXHIBIT 3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

In re: TXCO RESOURCES INC., et al., Debtors.	§ § § § § §	CHAPTER 11 CASE CASE NO. 09-51807 Jointly Administered

NOTICE OF INTENT TO SELL, TRADE OR

OTHERWISE TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE that [Name of Prospective Seller:_________________________] (“Prospective Seller”) hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of the common stock (the “Common Stock”) of TXCO Resources Inc.(“TXCO”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Date(s) ], Prospective Seller filed a Notice of Status as a Substantial Shareholder4 with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the “Court”) and served copies thereof on the Debtors' counsel.

PLEASE TAKE FURTHER NOTICE that Prospective Seller currently beneficially owns [_______________] shares of the Common Stock of TXCO (including any options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, Prospective Seller proposes to sell, trade, or otherwise transfer [_______________] shares of Common Stock or an option with respect to [_______________] shares of Common Stock. If the Proposed Transfer is permitted to occur, Prospective Seller will beneficially own [_______________] shares of Common Stock after the transfer.

4 For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,730,000 shares (representing approximately 4.50% of all issued and outstanding shares) of the common stock of TXCO Resources Inc., (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Prospective Seller hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order on Motion for Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. ___), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 615 East Houston Street, Room 137, San Antonio, TX 78205, and (b) served upon proposed counsel to the Debtors, (i) Cox Smith Matthews Incorporated, Attn: Allison Seifert, 112 E. Pecan Street, Suite 1800, San Antonio Texas  78205, Fax: (210) 226-8395 and (ii) Fulbright & Jaworski,

Attn: Courtney S. Marcus, 2200 Ross Avenue, Suite 2800, Dallas Texas  75201,

Fax: (214) 855-8200.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by Prospective Seller that may result in Prospective Seller selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date: _______________

Respectfully submitted,

(Name of Prospective Seller)
By:
Name:
Title:
Address:
Telephone:
Facsimile:
Email:

EXHIBIT 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

In re: TXCO RESOURCES INC., et al., Debtors.	§ § § § §	CHAPTER 11 CASE CASE NO. 09-51807 Jointly Administered

NOTICE OF ORDER UNDER 11 U.S.C. §§ 105, 362

AND 541 ESTABLISHING NOTIFICATION AND HEARING PROCEDURES

FOR TRADING IN EQUITY SECURITIES

TO: ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN TXCO RESOURCES INC.:

PLEASE TAKE NOTICE that any objections to the Interim Order described below must be filed by June 8, 2009 with the Bankruptcy Clerk’s office, Hipolito F. Garcia Federal Building and United States Courthouse, 615 East Houston Street, P.O. Box 1439, San Antonio, Texas 78295-1439, and served on the Counsel for Debtors, Cox Smith Matthews Incorporated, Attention:  Allison Seifert, 112 E. Pecan Street, Suite 1800, San Antonio, Texas 78205.  If the Court receives no timely objection, the Interim Order shall become final without further hearing or notice.  Upon the receipt of a timely objection, the Court shall set the objection for hearing.  The Interim Order shall be effective until any such hearing.

PLEASE TAKE NOTICE that on May 17, 2009 (“Petition Date”),  TXCO Resources Inc. (“TXCO”), Eagle Pass Well Service, L.L.C. (“Eagle Pass”), TXCO Drilling Corp. (“Drilling”), Charro Energy Inc. (“Charro”), Texas Tar Sands Inc. (“Tar Sands”), TXCO Energy Corp. (“Energy”), Output Acquisition Corp. (“Output”), OPEX Energy, L.L.C. (“OPEX”), PPL Operating, Inc. (“PPL”), Maverick Gas Marketing, Ltd. (“Maverick Gas”), and Maverick-Dimmit Pipeline, Ltd. (“Maverick-Dimmit”) (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that on May 18, 2009, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notification and hearing procedures for trading in equity securities of TXCO Resources Inc. (the “TXCO Stock”).

PLEASE TAKE FURTHER NOTICE THAT on May 20, 2009, the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the “Court”) entered an order approving the procedures set forth below on an interim basis in order to preserve the Debtors’ net operating losses (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the “Order”). Except as otherwise provided in the Order, any sale or other transfer of TXCO Stock on and after the Petition Date in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in TXCO Stock:
Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice (the “Substantial Shareholder Notice”) of such status, on or before the later of (A) 25 days after the date of entry of the Order or (B) ten days after becoming a Substantial Shareholder.

Prior to effectuating any transfer of TXCO Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of TXCO Stock beneficially owned by a Substantial Shareholder or would result in a person’s or entity’s becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, of the intended transfer of equity securities.

Prior to effectuating any transfer of TXCO Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of TXCO Stock beneficially owned by a Substantial Shareholder or would result in a person or entity’s ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of TXCO Stock described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each with an additional 20-day waiting period.

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,730,000 shares (representing approximately 4.50% of all issued and outstanding shares) of TXCO Stock, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that a copy of the Order or the forms of the Substantial Shareholder Notice or Notice of Proposed Transfer may be obtained from the Court’s electronic filing system or at http://cases.administarllc.com/txco, or by making request upon Cox Smith Matthews Incorporated, Attn: Allison Seifert, 112 E. Pecan, Suite 1800, San Antonio, Texas 78205 or (210) 554-5507.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY

SECTION 362 OF THE BANKRUPTCY CODE. ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF TXCO STOCK IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.
Dated: May 20, 2009	Respectfully submitted,

COX SMITH MATTHEWS INCORPORATED
By:     /s/
Deborah D. Williamson
State Bar No. 21617500
Patrick L. Huffstickler
State Bar No. 10199250
Lindsey D. Graham
State Bar No. 24055412
112 East Pecan Street, Suite 1800
San Antonio, Texas 78205
(210) 554-5500
(210) 226-8395 (Fax)
PROPOSED ATTORNEYS FOR DEBTORS AND DEBTORS-IN-POSSESSION